Exhibit 99.2

BIOTIME

NYSE American: BTX

Top-line 12-month Results from the SCiStar Study - A Phase 1/2a Trial of Human Embryonic Stem Cell-Derived Oligodendrocyte Progenitor Cells (OPC1) in Patients with Subacute Cervical Spinal Cord Injury

Edward D. Wirth, III, MD, PhD

ASNTR 26th Annual Conference

April 26, 2019

Forward Looking Statements

This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of BioTime, Inc. ("BioTime" or the "Company"). This presentation includes certain information obtained from trade and statistical services, third party publications, and other sources. BioTime has not independently verified such information and there can be no assurance as to its accuracy.

All statements in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of federal securities laws. In some cases, you can identify forward-looking statements by terms such as "may," "will," "expect," "plan," "anticipate," "strategy," "designed," "could," "intend," "believe," "estimate," "target," or "potential" and other similar expressions, or the negative of these terms. Forward-looking statements include, without limitation, statements regarding the potential line extensions in other neurodegenerative diseases, that MRI results are supportive evidence showing that OPC1 cells have durably engrafted to help prevent cavitation at the injury site, and the ability to successfully address in future studies issues that may negatively impact motor recovery. Forward-looking statements involve risks, uncertainties and assumptions that may cause BioTime's actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including, without limitation risks and uncertainties relating to: BioTime's ability to develop new cell product candidates on the timelines discussed; the outcome or success of clinical trials; BioTime's ability to obtain FDA and/or foreign regulatory approval for product candidates; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime's products; ability to obtain and maintain intellectual property protection for BioTime's product candidates; BioTime's ability to access adequate capital to fund current and planned business and operations; expected synergies and benefits of the Asterias acquisition; and other risk factors described in BioTime's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission.

BioTime cautions you not to place undue reliance on any forward-looking statement. All forward-looking statements in this presentation are current only as of the date hereof and BioTime does not undertake any obligation to update any forward-looking statement to reflect new information, future developments or otherwise, except as required by law.

OPC1: hESC-Derived Oligodendrocyte Progenitor Cells (OPCs)



OPC1

- Cryopreserved Allogeneic Cell Population
- Derived from an NIH-Registered Human Embryonic Stem Cell line (hESC)
- Characterized Composition of Cells:
  - Oligodendrocyte progenitors
  - Neural progenitors
  - Infrequent mature neural cells and
  - Rare other characterized cell types
- Three identified functions
  - Produces neurotrophic factors
  - Induces remyelination
  - Induces vascularization
- "Off the shelf" administration
- First indication: spinal cord injury
- Potential line extensions in other neurodegenerative diseases

OPC1: Three Major Physiologically Relevant Functional Activities

1. Wraps host neurons and forms compact myelin sheaths*



shiverer mouse
shi mouse + OPC1



Rag2$^{-/-}$ *γc*$^{-/-}$ */shi* mouse + OPC1

2. Produces neurotrophic factors and stimulates neurite outgrowth**



Control Media
OPC1 CM
βTubIII

3. Stimulates neovascularization*



Host Endothelial Cells
OPC1
50 µm

Rat spinal cord 9 months post transplantation

*Priest et al. Regen Med (2015); **Zhang et al Stem Cells and Development (2006)

SCiStar Study Schema

- Open Label Trial
- 21-42 days post SCI
- Traumatic cervical SCI (C4-C7)
- Ages 18-69
- AIS A or B

Primary Assessment: Safety

Secondary Assessment: Neurological Function (ISNCSCI exams)

Exploratory Assessments: SCIM, GRASSP



Protocol OPC1-01
Protocol OPC1-02
MRI
MRI
MRI
MRI
MRI
Traumatic cervical SCI
Day -11
Day -3
Day -1
Day 0
Day 7
Day 30
Day 60
Day 90
Day 180
Day 270
1 Year
5 Years
15 Years
Screening
Baseline
In person visits
Phone f/u
OPC1 Injection 21-42 Days Post-SCI
Discontinue Immunosuppression

SCiStar Study Enrollment & Cohort Progression


AIS-A
Cohort 1
3 subjects with AIS-A C5-C7 cervical SCI
Dose $2x10^6$ cells
Dose Escalation
Cohort 2
6 subjects with AIS-A C4-C7 cervical SCI
Dose $1x10^7$ cells
Dose Escalation
Cohort 3
6 subjects with AIS-A C4-C7 cervical SCI
Dose $2x10^7$ cells
AIS-B
Cohort 4
6 subjects with AIS-B C4-C7 cervical SCI
Dose $1x10^7$ cells
Dose Escalation
Cohort 5
4 subjects with AIS-B C4-C7 cervical SCI
Dose $2x10^7$ cells

Follow-Up Status for SCiStar Study

Cohort	# Subjects Administered OPC1	# Subjects with 12 Months Follow-Up	# Subjects with 2 Years LTFU	# Subjects with 3 Years LTFU
Safety Cohort 1 AIS-A $2x10^6$ Dose	3	3	3	3
Safety and Efficacy Cohort 2 AIS-A $1x10^7$ Dose	6	6	6	2
Safety and Efficacy Cohort 3 AIS-A $2x10^7$ Dose	6[a]	6	2	-
Safety and Efficacy Cohort 4 AIS-B $1x10^7$ Dose	6	6	2	-
Safety and Efficacy Cohort 5 AIS-B $2x10^7$ Dose	4[b]	4	-	-

[a] One subject enrolled in Cohort 3 received only the 1×10^7 dose due to an error during dose preparation

[b] One subject enrolled in Cohort 5 received only the 1×10^7 dose due to a very small spinal cord lesion

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OPC1 Injection Procedure

Shepherd Center



Rush University





- **Injections performed using a table-mounted syringe positioning device (SPD)**
- **Direct intra-parenchymal injection into the spinal cord lesion**
- **Single 50µL injection for both the 2M & 10M doses; Two injections for the 20M dose**
- **No intraoperative complications**

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12 Month MRI Results Support Durable Engraftment of OPC1 Cells

- Cavitation is estimated to occur in ~80% of spinal cord injury patients meeting SCiStar Study inclusion criteria
- 96% (24/25) of subjects had serial MRI scans at 12 months that indicated no sign of a lesion cavity
- The MRI results are consistent with formation of a tissue matrix at injury site, which we believe is supportive evidence showing that OPC1 cells have durably engrafted to help prevent cavitation at the injury site[1]

Cohort 2 subject
365 Day T2 –weighted sagittal MRI



BIOTIME

(1) Wirth et al, Exp Neurology 1995

Some Lesions May Be Too Severe for OPC1 Cell Survival

Pre-Injection Baseline



- Large hematoma in spinal cord
- Most severe lesion at baseline
- Least favorable environment for survival of OPC1 cells

Day 365 Post-Injection



Failed graft with lesion cavity formation

BIOTIME

SCiStar Study Primary Endpoint: Safety

Tolerability Also Assessed

- SCiStar Study primary endpoint was met:
  - Safety assessed by the frequency and severity of adverse events (AE) related to OPC1, the injection procedure, and immunosuppression with short-term, low-dose tacrolimus
- No concerning safety issues have been noted
- No intraoperative complications
- Immunosuppression with tacrolimus was well-tolerated
- No serious adverse events (SAEs) related to OPC1
- No subjects had worsening of neurological function post-injection
- No adverse findings on follow-up MRI scans

SCiStar Study Summary of Adverse Events

➢ **Majority of SCiStar Study adverse events were mild to moderate in severity**

All Treated Subjects (n=25)	AEs	SAEs
Total	534	29
Mild (Grade 1)	343	0
Moderate (Grade 2)	161	15
Severe (Grade 3)	30	14
Life threatening (Grade 4)	0	0
Death (Grade 5)	0	0
Related to OPC1*	1	0
Related to Injection Procedure	20	1
Related to Tacrolimus	11	1

* The AE that was possibly related to OPC1 was a Grade 2 dysesthesia (unpleasant, abnormal sensation) that began 47 days post-injection and resolved by the Year 2 follow-up visit

BIOTIME

SCiStar Study Most Common SAEs

All Treated Subjects (N=25)	SAE #	Causality
Total	29	27 not related
UTI	7	Not related
Urinary Sepsis	2	Not related
Pulmonary Embolus	2	Not related
Mental Status Changes	2	Not related
CSF Fluid Leak	1	Related to Injection Procedure
Infected Epidural Fluid	1	Related to Tacrolimus

SCiStar Study Top 5 Most Common AEs

All Treated Subjects (N=25)	AE #	Causality*
Total	**534**	402 not related AEs
UTI	60	60 not related
Decubitus Ulcer	37	37 not related
Hypokalemia	24	24 not related
Hypomagnesemia	16	8 related to tacrolimus
Headache	15	2 related to injection procedure

- *Related to either OPC1 or injection procedure or tacrolimus
- Majority of AEs were mild to moderate in severity

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Neurological Function Assessment: International Standards for Neurological Classification of Spinal Cord Injury (ISNCSCI)

ASIA — INTERNATIONAL STANDARDS FOR NEUROLOGICAL CLASSIFICATION OF SPINAL CORD INJURY (ISNCSCI) — ISCOS

Patient Name ______ Date/Time of Exam ______

Examiner Name ______ Signature ______

RIGHT

MOTOR KEY MUSCLES | SENSORY KEY SENSORY POINTS: Light Touch (LT), Pin Prick (PP)

C2, C3, C4

UER (Upper Extremity Right): Elbow flexors C5; Wrist extensors C6; Elbow extensors C7; Finger flexors C8; Finger abductors (little finger) T1

Comments (Non-key Muscle? Reason for NT? Pain?):

T2, T3, T4, T5, T6, T7, T8, T9, T10, T11, T12, L1

LER (Lower Extremity Right): Hip flexors L2; Knee extensors L3; Ankle dorsiflexors L4; Long toe extensors L5; Ankle plantar flexors S1

S2, S3, S4-5

(VAC) Voluntary anal contraction (Yes/No)

RIGHT TOTALS (MAXIMUM) (50) (56) (56)



Key Sensory Points
Palm
Dorsum

LEFT

SENSORY KEY SENSORY POINTS: Light Touch (LT), Pin Prick (PP) | MOTOR KEY MUSCLES

C2, C3, C4

UEL (Upper Extremity Left): C5 Elbow flexors; C6 Wrist extensors; C7 Elbow extensors; C8 Finger flexors; T1 Finger abductors (little finger)

T2, T3, T4, T5, T6, T7, T8, T9, T10, T11, T12, L1

MOTOR (SCORING ON REVERSE SIDE)
0 = total paralysis
1 = palpable or visible contraction
2 = active movement, gravity eliminated
3 = active movement, against gravity
4 = active movement, against some resistance
5 = active movement, against full resistance
5* = normal corrected for pain/disuse
NT = not testable

SENSORY (SCORING ON REVERSE SIDE)
0 = absent; 1 = altered; 2 = normal; NT = not testable

LEL (Lower Extremity Left): L2 Hip flexors; L3 Knee extensors; L4 Ankle dorsiflexors; L5 Long toe extensors; S1 Ankle plantar flexors

S2, S3, S4-5

(DAP) Deep anal pressure (Yes/No)

LEFT TOTALS (MAXIMUM) (56) (56) (50)

MOTOR SUBSCORES
UER ___ + UEL ___ = UEMS TOTAL ___ ; MAX (25) (25) (50)
LER ___ + LEL ___ = LEMS TOTAL ___ ; MAX (25) (25) (50)

SENSORY SUBSCORES
RLT ___ + LLT ___ = LT TOTAL ___ ; MAX (56) (56) (112)
RPP ___ + LPP ___ = PP TOTAL ___ ; MAX (56) (56) (112)

NEUROLOGICAL LEVELS (Steps 1-5 for classification as on reverse): R L — 1. SENSORY ___ ___ ; 2. MOTOR ___ ___

3. NEUROLOGICAL LEVEL OF INJURY (NLI) ___

4. COMPLETE OR INCOMPLETE? ___ (Incomplete = Any sensory or motor function in S4-5)

5. ASIA IMPAIRMENT SCALE (AIS) ___

(In complete injuries only) ZONE OF PARTIAL PRESERVATION (Most caudal level with any innervation): R L — SENSORY ___ ___ ; MOTOR ___ ___

This form may be copied freely but should not be altered without permission from the American Spinal Injury Association. REV 02/13

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Upper Extremity Motor Score (UEMS) Recovery in Cohorts 2-5

	+2 Motor Levels		UEMS Improvement	
	6 Months	12 Months	6 Months	12 Months
Cohort 2	2/6	4/6	9.7	12.3
Cohort 3	1/6	1/6	6.0	9.2
Cohort 4	1/6	1/6	5.5	6.7
Cohort 5	0/4	1/4	5.8	6.8
Cohorts 2-5	4/22	7/22	6.8	8.9 +/- 4.2

- Next step was to look all 22 subjects ranked by UEMS improvement

Cohort 1 (n=3) received $2x10^6$ cells; Cohorts 2-5 (n=22) received $1x10^7$ or $2x10^7$ cells.

Subjects with the Least Motor Recovery (Cohorts 2-5)

Subject	UEMS Change from Baseline to 12 mo	2 Motor level Gain Y/N	Cohort	Dose	Lot	Age	Injection Date Days from Injury	Baseline AIS	NLI Baseline
2207	7	N	5	20 million	M22	62	37	B	C4
2203	6	N	3	20 million	M25	45	31	A	C6
2105	6	N	3*	10 million	M25	19	20	A	C4
2004	5	N	4	10 million	M25	21	25	B	C6
2007	4	N	4	10 million	M22	55	38	B	C4
2307	4	N	5*	10 million	M22	19	38	B	C5
2303	3	N	4	10 million	M25	22	35	B	C6

- * As previously noted on Slide 7, these two subjects received 10 million cells rather than the planned 20 million cells for cohorts 3 and 5
- Two subjects had cord compression after OPC1 injection (Subject 2307 at Day 7; Subject 2303 at Day 30)
- Subjects 2207, 2105, & 2007 had a C4 NLI (lowest intact neurological level) at Baseline
- Subject 2105 also had hematoma in spinal cord at baseline & failed OPC1 graft
- Subject 2004 focused on lower extremity rehab; regained normal bowel function

SCiStar Study Preliminary Subset Analysis

Cohort	N	2 ML Gain	Mean UEMS Gain	Comments
Cohort 2	6	4	12.3	
Cohort 3	5	1	8.8	2105 had C4 NLI*, severe lesion and failed graft
Cohort 4	4	1	8.0	2303 had cord compression at Day 30 2007 had C4 NLI
Cohort 5	2	1	8.5	2307 had cord compression at Day 7 2207 had C4 NLI
Total	17	7	10.2 +/- 3.9	Mean is still 10.2 even if 2103 (C4 NLI in Cohort 2) is excluded

* Neurological Level of Injury (NLI) is the lowest level with intact motor and sensory function

BIOTIME

SCiStar Study Evaluation of Change in UEMS (12 Months Post-Injection Versus Key Variables)

- **Analysis performed for all 22 subjects in Cohorts 2-5 (except for Baseline NLI, which was only analyzed for subjects with a baseline NLI of C5, C6 or C7)**

Key Variable	Correlation with UEMS Change from Baseline to 12 months
Age	p = 0.95
Gender	P = 0.86
Baseline AIS Grade	P = 0.02 (Better for AIS-A due to Cohort 2)
Baseline NLI (C5-C7)	C5: P = 0.22 C6: p = 0.39 C7: p = 0.13
Dose (10M or 20M cells)	P = 0.94
Number of days from SCI to OPC1 injection	P = 0.25
Manufacturing Lot of OPC1 (21 of 22 subjects received cells from Lot A or Lot B)	Lot A (n=7): P = 0.41 Lot B (n=14): P = 0.76

Exploratory Assessment: Spinal Cord Independence Measure (SCIM)

- SCIM is a "global" functional activities exam within the activity/function domain (does not cover pain, spasticity, or autonomic functions)
- Maximum score of 100 comes from 3 sub-scales within SCIM (self-care = 20 points, respiration and sphincter management = 40, mobility = 20)
- SCIM Self-care sub-score focuses on upper extremity activities and is therefore linked to assessments of cervical SCI
  - Feeding (3 pts)
  - Bathing: Upper body (3 pts), Lower body (3 pts)
  - Dressing: Upper body (4 pts), Lower body (4 pts)
  - Grooming (3 pts)

Change in SCIM Total Score did not correlate with UEMS


Change from baseline: UEMS vs SCIM Total
Correlation R = 0.01
SCIM Total change from baseline
UEMS Change from Baseline to 12 months
0
10
20
30
40
0
5
10
15
20
25
Cohort
2
3
4
5

BIOTIME

Change in SCIM Self-Care Subscore is Poorly Correlated with UEMS



Change from baseline: UEMS vs SCIM Self Care
Correlation R = 0.08
SCIM Self Care change from baseline
10
5
0
5
10
15
20
25
UEMS Change from Baseline to 12 months
Cohort
2
3
4
5

- **Will review with reordered SCIM data per the Rasch analysis used to develop the Spinal Cord Ability Ruler (SCAR)* outcome measure to assess utility of SCIM in subsequent trials**

BIOTIME

Reed et al., Spinal Cord, 2017 Aug;55(8):730-738.

Summary

- The overall safety profile of OPC1 to date is excellent, and immunosuppression with tacrolimus was well-tolerated
- MRI scans are consistent with a very high rate (96%) of durable engraftment through 1 year post-injection
- Majority of subjects who received 10M or 20M OPC1 cells exhibited robust motor recovery in the upper extremities
  - In addition, 21/22 (95%) of subjects in Cohorts 2-5 improved at least 1 motor level on at least 1 side
- Two issues (C4 NLI; postop cord compression) that may negatively impact motor recovery are believed to be addressable in future studies
- These encouraging engraftment & motor recovery data warrant further evaluation in randomized, controlled studies
- Data from the SCiStar Study will help inform the design of future randomized studies with respect to inclusion/exclusion criteria, dose, and timing of administration

Acknowledgments

Asterias*

Jane Lebkowski
Katy Spink
Susy Chen
Maria Schaefer
Sherin Halfon
Oliver Tilk
Rekha Nair
Maggie Morysewicz
Kevin Nishimoto
Naomi Kautz
OPC1 Team

The Trial Participants

Committees & Consultants

Data Monitoring Committee
John Steeves
Munish Mehra
Mike Walker

Clinical Investigators

Don Leslie
Kevah Khajavi
Richard Fessler
James Young
Steve McKenna
Gary Steinberg
Marco Lee
Charles Liu
Eric Horn
Shekar Kurpad

Funding

CIRM
CALIFORNIA'S STEM CELL AGENCY

** Asterias was acquired by BioTime on March 8, 2019.*

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NYSE American: BTX